CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-8 filed April 28, 1995 of O'Sullivan Corporation of our report dated January 22, 1999 appearing on page 34 of this Annual Report on Form 10-K.


                                              /s/ Yount, Hyde & Barbour, P. C.


Winchester, Virginia
March 26, 1999








































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